Supplement to the
Fidelity® Nasdaq Composite Index® Fund
January 29, 2013
Prospectus

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 16.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.
EIF-13-01  May 31, 2013
1.791563.119

Supplement to the
Fidelity® Mid-Cap Stock Fund
Class K
June 29, 2012
Prospectus

The following information replaces similar information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Buying Shares" on page 13.

Class K shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which an affiliate of FMR provides recordkeeping services. Class K shares may also be available to an employer-sponsored retirement plan whose sponsor is involved in a corporate action with a company that sponsors a plan for which an affiliate of FMR provides recordkeeping services, in anticipation of a transition to the Fidelity recordkeeping platform. Please contact Fidelity for more information about Class K shares.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 14.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments; and
  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
MCS-K-13-01  May 31, 2013
1.879962.104

Supplement to the
Fidelity® Large Cap Stock Fund, Fidelity Mid-Cap Stock Fund, and Fidelity Small Cap Stock Fund
June 29, 2012
Prospectus

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" beginning on page 24.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments; and
  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
SML-13-01  May 31, 2013
1.711115.136

Supplement to the
Fidelity® Small Cap Discovery Fund
June 29, 2012
Prospectus

Effective the close of business on January 31, 2013, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on January 31, 2013 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by January 31, 2013, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment opiton by January 31, 2013, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since January 31, 2013, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 5) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The following information supplements information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares" on page 6.

The fund will be closed to new investors effective the close of business on January 31, 2013.

For more information, see the Additional Information about the Purchase and Sale of Shares section of the prospectus. Remember to keep shares in your fund position to be eligible to purchase additional shares of the fund.

The following information supplements information found in the "Shareholder Information" section on page 11.

The fund will be closed to new investors effective the close of business on January 31, 2013.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 15.

SMR-13-02  May 31, 2013
1.769904.113
  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.